Morgan Stanley Dean Witter Income Securities Inc.
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001

Dear Shareholder:

The U.S. economy lost much of its momentum during the 12-month period ended September 30, 2001. The slowdown was initially due to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing was especially weak. Consumer spending also slowed as consumer confidence softened. As the extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. The Fed started with two 50-basis-point rate cuts in the federal funds rate in January and continued with a cumulative 350-basis-point reduction to 3.00 percent at the end of the period (plus an additional cut to 2.50 percent in early October).

Toward the end of the period, the economy began to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. Unfortunately, the domestic situation is unprecedented, making it impossible to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Fed's monetary stimulus and the combination of fiscal tax relief and upcoming spending increases, there is hope for optimism that the economy will improve, probably by the middle of next year.

Against this backdrop, U.S. interest rates declined sharply. The yield on 10-year U.S. Treasury notes fell by 121 basis points during the fiscal year, from 5.80 percent to 4.59 percent. Short-term rates dropped even more, with two-year-note yields falling 313 basis points, from 5.98 percent to 2.85 percent.

Yields on corporate securities fell less dramatically, as often is the case when Treasury yields are in a sharp descent. Yields on corporate securities lagged in the period through late December, causing spreads to widen to levels not seen in at least 10 years. From January through September 11, corporate securities typically outperformed government issues. However, after that day's terrorist attacks, most corporate securities underperformed as doubts about the economic picture clouded the credit outlooks for many corporations. Despite this late-period downturn in the corporate sector, most U.S. investment-grade fixed-income markets performed well during the fiscal year.

Performance and Portfolio Strategy

For the 12-month period ended September 30, 2001, Morgan Stanley Dean Witter Income Securities produced a total return of 9.45 percent based on a change in net asset value and reinvestment of distributions. Based on the Fund's market price on the New York Stock Exchange and reinvestment of distributions, the Fund's total return for the period was 14.07 percent. The

Morgan Stanley Dean Witter Income Securities Inc.
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001 continued

Fund's performance reflected the decline in interest rates over the period. The Fund was somewhat handicapped by its allocation to longer-term corporate securities, which lagged other fixed-income sectors.

On September 30, 2001, the portfolio's effective duration, a measure of interest-rate sensitivity, was 5.07 years, reduced from 7.73 years at the beginning of the period. This reduction is in line with our view that the Treasury yield curve had become priced as if the federal funds rate were likely to remain at recessionary levels for much longer than we believe likely. Corporate bonds accounted for 98.3 percent of the Fund's holdings at the end of the fiscal year and, in our view, continue to be attractively valued relative to other investment-grade fixed-income sectors.

Looking Ahead

We believe that economic growth will remain subdued for the immediate future, with inflation staying at acceptable levels. We are optimistic that the economy may begin to improve by the middle of next year. Such a scenario would likely be relatively advantageous for corporate securities, which currently constitute the predominant portion of the Fund's portfolio.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Fund may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 20,000 shares of the Fund were purchased on the NYSE during the 12-month period ended September 30, 2001.

We appreciate your ongoing support of Morgan Stanley Dean Witter Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Corporate Bonds (97.3%)
            Aerospace & Defense (6.0%)
 $  875     Lockheed Martin Corp. ....................................   8.20 %  12/01/09   $    990,573
  1,900     Northrop Grumman Corp. ...................................   7.125   02/15/11      1,995,475
  6,255     Raytheon Co. .............................................   8.20    03/01/06      6,802,938
    400     Raytheon Co. .............................................   8.30    03/01/10        441,732
    713     Systems 2001 Asset Trust - 144A*..........................   7.156   12/15/11        742,066
    725     Systems 2001 Asset Trust - 144A*..........................   6.664   09/15/13        747,613
                                                                                            ------------
                                                                                              11,720,397
                                                                                            ------------
            Air Freight/Couriers (1.0%)
  2,000     FedEx Corp. ..............................................   7.25    02/15/11      1,925,162
                                                                                            ------------
            Airlines (0.5%)
    950     American West Airlines - 144A*............................   8.37    04/02/07        912,855
                                                                                            ------------
            Alternative Power Generation (1.5%)
    970     Calpine Corp. ............................................   8.50    02/15/11        940,512
  2,000     MidAmerican Funding LLC...................................   6.75    03/01/11      2,002,672
                                                                                            ------------
                                                                                               2,943,184
                                                                                            ------------
            Auto Parts: O.E.M. (1.6%)
  1,335     Dana Corp. - 144A*........................................   9.00    08/15/11      1,203,946
  1,830     TRW Inc. .................................................   7.625   03/15/06      1,925,885
                                                                                            ------------
                                                                                               3,129,831
                                                                                            ------------
            Broadcasting (1.8%)
  1,400     Clear Channel Communications, Inc. .......................   7.65    09/15/10      1,482,142
  1,900     Univision Communications Inc. - 144A*.....................   7.85    07/15/11      1,963,545
                                                                                            ------------
                                                                                               3,445,687
                                                                                            ------------
            Cable/Satellite TV (3.8%)
    630     Adelphia Communications...................................   7.875   05/01/09        510,300
    290     Charter Communications Holdings, Inc. ....................   0.00    01/15/10        184,150
    155     Charter Communications Holdings, Inc. ....................   0.00    01/15/11         89,900
  1,085     Charter Communications Holdings, Inc. - 144A*.............   0.00    05/15/11        596,750
  1,050     Comcast Cable Communications..............................   6.75    01/30/11      1,054,546
  1,900     Cox Communications, Inc. .................................   7.75    11/01/10      2,023,333
  2,005     CSC Holdings, Inc. - 144A*................................   7.625   04/01/11      1,983,591
  1,000     CSC Holdings, Inc. .......................................   7.625   07/15/18        896,945
                                                                                            ------------
                                                                                               7,339,515
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Casino/Gaming (2.3%)
 $1,840     Harrah's Operating Co., Inc. .............................   8.00 %  02/01/11   $  1,791,527
  1,955     Park Place Entertainment - 144A*..........................   7.50    09/01/09      1,796,403
    940     Station Casinos Inc. - 144A*..............................   8.375   02/15/08        883,600
                                                                                            ------------
                                                                                               4,471,530
                                                                                            ------------
            Chemicals: Major Diversified (0.2%)
    390     Equistar Chemical/Funding - 144A*.........................  10.125   09/01/08        359,775
                                                                                            ------------
            Chemicals: Specialty (0.1%)
    130     Millennium America, Inc. - 144A*..........................   9.25    06/15/08        122,200
                                                                                            ------------
            Computer Processing Hardware (0.6%)
  1,100     Sun Microsystems Inc. ....................................   7.65    08/15/09      1,164,467
                                                                                            ------------
            Department Stores (3.2%)
  2,800     Federated Department Stores, Inc. ........................   6.625   09/01/08      2,756,544
  1,000     Federated Department Stores, Inc. ........................   8.50    06/01/10      1,077,313
    265     May Department Stores Co. ................................   6.70    09/15/28        244,433
  2,800     Neiman Marcus Group Inc. .................................   7.125   06/01/28      2,207,254
                                                                                            ------------
                                                                                               6,285,544
                                                                                            ------------
            Discount Stores (0.5%)
  1,005     Kmart Corp. - 144A*.......................................   9.875   06/15/08        913,263
                                                                                            ------------
            Electric Utilities (7.3%)
  2,880     American Electric Power (Series A)........................   6.125   05/15/06      2,966,092
  1,000     CMS Energy Corp. (Series B)...............................   6.75    01/15/04        970,714
  1,820     DTE Energy Co. ...........................................   7.05    06/01/11      1,932,924
  1,000     Duke Energy Corp. ........................................   8.625   04/15/25      1,041,495
     95     Exelon Corp. .............................................   6.75    05/01/11         97,830
  1,260     Mirant Americas General - 144A*...........................   7.625   05/01/06      1,321,619
    820     PG&E National Energy Group - 144A*........................  10.375   05/16/11        881,596
  3,680     Progress Energy, Inc. ....................................   6.75    03/01/06      3,905,205
    940     PSEG Energy Holdings......................................   9.125   02/10/04      1,001,080
                                                                                            ------------
                                                                                              14,118,555
                                                                                            ------------
            Environmental Services (2.5%)
    715     Republic Services Inc. ...................................   6.75    08/15/11        724,671
  3,905     USA Waste Services, Inc. .................................   7.125   10/01/07      4,127,526
                                                                                            ------------
                                                                                               4,852,197
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Finance/Rental/Leasing (2.9%)
 $1,395     Ford Motor Credit Corp. ..................................   7.375%  10/28/09   $  1,422,692
  2,150     Jet Equipment Trust (Series C)............................  11.79    06/15/13      1,825,887
  2,270     MBNA America Bank N.A. ...................................   6.50    06/20/06      2,321,613
                                                                                            ------------
                                                                                               5,570,192
                                                                                            ------------
            Financial Conglomerates (2.5%)
  2,620     American Express Co. .....................................   5.50    09/12/06      2,630,433
    800     American Express Credit Assets............................   5.53    10/15/08        831,932
    495     General Motors Acceptance Corp. ..........................   6.875   09/15/11        485,398
    910     GS Escrow Corp. ..........................................   7.125   08/01/05        926,423
                                                                                            ------------
                                                                                               4,874,186
                                                                                            ------------
            Financial Publishing/Services (0.1%)
    275     Reed Elsevier Capital.....................................   6.75    08/01/11        280,462
                                                                                            ------------
            Food Retail (3.9%)
    900     Ahold Finance USA Inc. ...................................   8.25    07/15/10      1,007,616
    785     Albertson's Inc. .........................................   7.45    08/01/29        784,260
  1,000     Albertson's Inc. .........................................   8.70    05/01/30      1,146,548
  1,775     Kroger Co. ...............................................   8.05    02/01/10      1,969,982
  1,400     Kroger Co. ...............................................   7.70    06/01/29      1,466,653
    360     Kroger Co. ...............................................   7.50    04/01/31        370,090
    235     Safeway Inc. .............................................   6.50    03/01/11        241,909
    525     Safeway Inc. .............................................   7.25    02/01/31        537,017
                                                                                            ------------
                                                                                               7,524,075
                                                                                            ------------
            Food: Major Diversified (2.2%)
  4,145     Kellogg Co. (Series B)....................................   6.60    04/01/11      4,295,837
                                                                                            ------------
            Foreign Government Obligations (1.7%)
  3,000     Israel (State of).........................................   7.25    12/15/28      2,686,518
    570     United Mexican States (Mexico)............................   8.375   01/14/11        562,875
                                                                                            ------------
                                                                                               3,249,393
                                                                                            ------------
            Gas Distributors (3.0%)
  1,985     CMS Panhandle Holding Co. ................................   7.00    07/15/29      1,714,893
  2,780     Nisource Finance Corp. ...................................   7.625   11/15/05      3,026,633
    920     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)....   8.294   03/15/14        969,450
    200     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A* (Qatar)....   7.628   09/15/06        209,500
                                                                                            ------------
                                                                                               5,920,476
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Home Building (2.2%)
 $1,900     Centex Corp. .............................................   7.875%  02/01/11   $  1,920,548
  2,490     Pulte Homes, Inc. - 144A*.................................   7.875   08/01/11      2,446,510
                                                                                            ------------
                                                                                               4,367,058
                                                                                            ------------
            Home Improvement Chains (0.5%)
  1,035     Lowe's Companies, Inc. ...................................   6.50    03/15/29        952,408
                                                                                            ------------
            Hospital/Nursing Management (2.0%)
    225     Columbia/HCA Healthcare Corp. ............................   9.00    12/15/14        253,234
  1,000     Columbia/HCA Healthcare Corp. ............................   7.19    11/15/15        945,054
  1,695     HCA Inc. .................................................   7.125   06/01/06      1,731,019
    910     Manor Care, Inc. .........................................   8.00    03/01/08        936,163
                                                                                            ------------
                                                                                               3,865,470
                                                                                            ------------
            Household/Personal Care (1.1%)
  2,110     International Flavors & Fragrances, Inc. - 144A*..........   6.45    05/15/06      2,175,695
                                                                                            ------------
            Industrial Conglomerates (1.1%)
    645     Hutchison Whampoa Finance - 144A*.........................   7.50    08/01/27        582,165
    535     Hutchison Whampoa Ltd. - 144A* (Great Britain)............   7.00    02/16/11        532,764
    105     Tyco International Group S.A. (Luxembourg)................   7.00    06/15/28        100,650
    725     Tyco International Group S.A. (Luxembourg)................   6.375   02/15/06        753,345
    100     Tyco International Group S.A. (Luxembourg)................   6.875   01/15/29         94,930
                                                                                            ------------
                                                                                               2,063,854
                                                                                            ------------
            Investment Banks/Brokers (1.0%)
  1,880     Goldman Sachs Group Inc. .................................   6.875   01/15/11      1,937,026
                                                                                            ------------
            Life/Health Insurance (3.9%)
  1,900     John Hancock..............................................   7.375   02/15/24      1,901,820
    765     Metropolitan Life Insurance Co. ..........................   7.80    11/01/25        792,506
  1,125     Nationwide Mutual Insurance...............................   7.50    02/15/24      1,024,812
  3,635     Prudential Financial......................................   8.30    07/01/25      3,803,119
                                                                                            ------------
                                                                                               7,522,257
                                                                                            ------------
            Major Banks (1.1%)
  2,000     First National Bank of Boston.............................   8.00    09/15/04      2,196,904
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Major Telecommunications (9.2%)
 $1,000     AT&T Corp. ...............................................   8.625%  12/01/31   $  1,042,442
  2,000     British Telecommunications PLC (Great Britain)............   8.375   12/15/10      2,215,826
  5,000     Deutsche Telekom International Finance Corp.
              (Netherlands)...........................................   8.25    06/15/30      5,281,225
  1,510     Telus Corp. (Canada)......................................   8.00    06/01/11      1,600,756
  1,655     Verizon New England Inc. .................................   6.50    09/15/11      1,709,906
  3,500     WorldCom, Inc. ...........................................   6.95    08/15/28      3,056,214
  3,045     WorldCom, Inc. ...........................................   8.25    05/15/31      3,053,237
                                                                                            ------------
                                                                                              17,959,606
                                                                                            ------------
            Managed Health Care (3.2%)
  2,905     Aetna, Inc. ..............................................   7.875   03/01/11      2,904,672
  2,105     Health Net, Inc. - 144A*..................................   8.375   04/15/11      2,172,232
  1,040     Wellpoint Health Network Inc. ............................   6.375   06/15/06      1,069,923
                                                                                            ------------
                                                                                               6,146,827
                                                                                            ------------
            Media Conglomerates (4.7%)
  1,795     AOL Time Warner Inc. .....................................   7.625   04/15/31      1,819,889
  3,000     News America Holdings, Inc. ..............................   7.25    05/18/18      2,776,557
    225     News America Holdings, Inc. ..............................   7.75    01/20/24        212,847
  3,000     Time Warner Entertainment Co. ............................   9.625   05/01/02      3,099,147
  1,285     Viacom Inc. - 144A*.......................................   6.625   05/15/11      1,312,111
                                                                                            ------------
                                                                                               9,220,551
                                                                                            ------------
            Medical Distributors (0.1%)
    270     Amerisource Bergen Corp. - 144A*..........................   8.125   09/01/08        278,775
                                                                                            ------------
            Miscellaneous Commercial Services (1.1%)
  2,350     Ikon Office Solutions Inc. ...............................   6.75    12/01/25      1,536,512
  1,000     Ikon Office Solutions Inc. ...............................   7.30    11/01/27        683,565
                                                                                            ------------
                                                                                               2,220,077
                                                                                            ------------
            Motor Vehicles (2.4%)
    950     DaimlerChrysler North American Holdings Co. ..............   8.00    06/15/10      1,007,076
  1,000     DaimlerChrysler North American Holdings Co. ..............   8.50    01/18/31      1,054,983
  2,600     Ford Motor Co. ...........................................   8.875   11/15/22      2,655,801
                                                                                            ------------
                                                                                               4,717,860
                                                                                            ------------
            Multi-Line Insurance (0.5%)
    925     Farmers Insurance Exchange - 144A*........................   8.625   05/01/24        939,685
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Oil & Gas Pipelines (1.3%)
 $  730     Transcont Gas Pipe Corp. - 144A*..........................   7.00 %  08/15/11   $    734,982
  1,950     Williams Companies, Inc. (Series A).......................   7.50    01/15/31      1,869,447
                                                                                            ------------
                                                                                               2,604,429
                                                                                            ------------
            Oil & Gas Production (0.9%)
  1,825     Vintage Petroleum.........................................   7.875   05/15/11      1,806,750
                                                                                            ------------
            Other Metals/Minerals (1.0%)
  2,250     Cyprus Amax Minerals Co. .................................   8.375   02/01/23      1,976,299
                                                                                            ------------
            Pharmaceuticals: Major (0.5%)
    975     American Home Products Corp. .............................   6.70    03/15/11      1,023,674
                                                                                            ------------
            Real Estate Investment Trusts (1.2%)
  1,930     EOP Operating L.P. .......................................   6.763   06/15/07      2,023,574
    425     Ister Financial Inc. .....................................   8.75    08/15/08        410,735
                                                                                            ------------
                                                                                               2,434,309
                                                                                            ------------
            Savings Banks (1.0%)
    715     Washington Mutual Bank FA.................................   6.875   06/15/11        750,164
  1,195     Washington Mutual Finance.................................   6.875   05/15/11      1,254,344
                                                                                            ------------
                                                                                               2,004,508
                                                                                            ------------
            Services to the Health Industry (1.1%)
  1,360     Anthem Insurance - 144A*..................................   9.125   04/01/10      1,437,251
    600     Health South Corp. - 144A*................................   8.375   10/01/11        606,750
                                                                                            ------------
                                                                                               2,044,001
                                                                                            ------------
            Specialty Telecommunications (5.3%)
  2,000     Frontier Corp. ...........................................   7.25    05/15/04      1,200,000
    670     Global Crossing Holding Ltd. (Bermuda)....................   8.70    08/01/07        281,400
  3,025     Intermedia Communication (Series B).......................   0.00    07/15/07      2,979,625
  5,790     Qwest Capital Funding.....................................   7.25    02/15/11      5,845,069
                                                                                            ------------
                                                                                              10,306,094
                                                                                            ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------------
            Wireless Communications (1.7%)
 $1,300     AT&T Wireless - 144A*.....................................   8.75 %  03/01/31   $  1,432,224
    520     AT&T Wireless Services Inc. (Series A)....................   7.875   03/01/11        557,389
  1,000     Nextel Communications, Inc. ..............................   9.375   11/15/09        620,000
    665     Vodafone Airtouch PLC (Great Britain).....................   7.75    02/15/10        727,700
                                                                                            ------------
                                                                                               3,337,313
                                                                                            ------------
            Total Corporate Bonds (Cost $191,238,936)....................................    189,520,213
                                                                                            ------------
            Short-Term Investments (0.3%)
            U.S. Government Obligation (a) (0.3%)
    500     U.S. Treasury Bill (Cost $498,562)........................   2.299   11/15/01        498,562
                                                                                            ------------
            Repurchase Agreement (0.0%)
     75     Joint repurchase agreement account (dated 09/28/01;
              proceeds $75,020) (b) (Cost $75,000)....................   3.255   10/01/01         75,000
                                                                                            ------------
            Total Short-Term Investments (Cost $573,562).................................        573,562
                                                                                            ------------
            Total Investments (Cost $191,812,498) (c)...................            97.6%    190,093,775
            Other Assets in Excess of Liabilities.......................             2.4       4,769,465
                                                                                   -----    ------------
            Net Assets..................................................           100.0%   $194,863,240
                                                                                   =====    ============

---------------------

     *   Resale is restricted to qualified institutional investors.
    (a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b) Collateralized by federal agency and U.S. Treasury obligations.
    (c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,750,698 and the aggregate gross unrealized depreciation is $5,469,421, resulting in net unrealized depreciation of $1,718,723.

Futures Contracts Open at September 30, 2001:

                                 DESCRIPTION/DELIVERY             UNDERLYING
NUMBER OF                               MONTH,                   FACE AMOUNT     UNREALIZED
CONTRACTS   LONG/SHORT                 AND YEAR                    AT VALUE     DEPRECIATION
---------------------------------------------------------------------------------------------
  (335)       Short      U.S. Treasury Note/Bond December 2001   $(36,092,813)    $(521,436)
                                                                 ============     =========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments in securities, at value
  (cost $191,812,498)...............  $190,093,775
Receivable for:
    Investments sold................     8,743,825
    Interest........................     3,565,502
    Variation margin................        17,032
Prepaid expenses and other assets...        11,635
                                      ------------
    Total Assets....................   202,431,769
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........     7,344,920
    Investment management fee.......        80,837
Accrued expenses and other
  payables..........................       142,772
                                      ------------
    Total Liabilities...............     7,568,529
                                      ------------
    Net Assets......................  $194,863,240
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $215,612,264
Net unrealized depreciation.........    (2,240,159)
Accumulated undistributed net
  investment income.................       610,275
Accumulated net realized loss.......   (19,119,140)
                                      ------------
    Net Assets......................  $194,863,240
                                      ============
Net Assets Value Per Share
  11,395,818 shares outstanding
  (15,000,000 shares authorized of
  $.01 par value)...................         $17.10
                                      =============

Statement of Operations
For the year ended September 30, 2001

Net Investment Income:

Interest Income......................  $15,919,350
                                       -----------
Expenses
Investment management fee............      971,228
Transfer agent fees and expenses.....      166,698
Professional fees....................       55,150
Registration fees....................       31,547
Shareholder reports and notices......       23,742
Directors' fees and expenses.........       20,160
Custodian fees.......................       20,056
Other................................        9,406
                                       -----------
    Total Expenses...................    1,297,987
                                       -----------
    Net Investment Income............   14,621,363
                                       -----------
Net Realized and Unrealized Gain
  (Loss):
Net realized gain/loss on:
    Investments......................   (8,073,936)
    Futures contracts................      191,989
                                       -----------
    Net Loss.........................   (7,881,947)
                                       -----------
Net Change in Unrealized
  Appreciation/Depreciation on:
    Investments......................   11,873,455
    Futures contracts................     (521,436)
                                       -----------
    Net Appreciation.................   11,352,019
                                       -----------
    Net Gain.........................    3,470,072
                                       -----------
Net Increase.........................  $18,091,435
                                       ===========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................     $ 14,621,363         $ 15,422,977
Net realized loss...........................................       (7,881,947)          (1,889,424)
Net change in unrealized appreciation/depreciation..........       11,352,019           (6,524,883)
                                                                 ------------         ------------
    Net Increase............................................       18,091,435            7,008,670
Dividends to shareholders from net investment income........      (15,044,315)         (15,554,186)
Decrease from capital stock transactions....................         (314,669)          (6,105,501)
                                                                 ------------         ------------
    Net Increase (Decrease).................................        2,732,451          (14,651,017)
Net Assets:
Beginning of period.........................................      192,130,789          206,781,806
                                                                 ------------         ------------
End of Period
(Including accumulated undistributed net investment income
of $610,275 and $1,035,240, respectively)...................     $194,863,240         $192,130,789
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001

1. Organization and Accounting Policies

Morgan Stanley Dean Witter Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Dean Witter Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 aggregated $194,143,180 and $193,385,123, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $8,027,128 and $14,053,432, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2001 included in Directors' fees and expenses in the Statement of Operations amounted to $8,020. At September 30, 2001, the Fund had an accrued pension liability of $56,031 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Capital Stock

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1999.................................  11,809,418   $118,092    $224,302,186
Treasury shares purchased and retired (weighted average
  discount 8.45%)*..........................................    (393,600)    (3,936)     (6,101,565)
Reclassification due to permanent book/tax differences......      --          --         (2,387,844)
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  11,415,818    114,156    $215,812,777
Treasury shares purchased and retired (weighted average
  discount 5.56%)*..........................................     (20,000)      (200)       (314,469)
                                                              ----------   --------    ------------
Balance, September 30, 2001.................................  11,395,818   $113,956    $215,498,308
                                                              ==========   ========    ============

---------------------
   * The Directors have voted to retire the shares purchased.

Morgan Stanley Dean Witter Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

5. Dividends

On September 25, 2001, the Fund declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  -----------------  -----------------
 $0.0975    October 5, 2001   October 19, 2001
 $0.0975   November 9, 2001   November 23, 2001
 $0.0975   December 7, 2001   December 21, 2001

6. Federal Income Tax Status

At September 30, 2001, the Fund had a net capital loss carryover of approximately $11,345,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

  AMOUNT IN THOUSANDS
------------------------
 2003     2004     2009
------   ------   ------
$6,713   $2,634   $1,998
======   ======   ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $8,295,000 during fiscal 2001.

As of September 30, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and mark-to-market of open futures contracts and permanent book/tax differences attributable to reclassification of net gain on paydowns. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $2,013.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, the Fund may enter into interest rate futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At September 30, 2001, the Fund had outstanding interest rate futures contracts.

Morgan Stanley Dean Witter Income Securities Inc.
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

8. Change In Accounting Policy

Effective October 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of September 30, 2001.

Morgan Stanley Dean Witter Income Securities Inc.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                          FOR THE YEAR ENDED SEPTEMBER 30
                                                             ---------------------------------------------------------
                                                               2001*       2000*       1999        1998        1997
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................  $  16.83    $  17.51    $  19.04    $  18.40      $17.42
                                                             --------    --------    --------    --------    --------
Income (loss) from investment operations:
    Net investment income..................................      1.28        1.33        1.34        1.35        1.37
    Net realized and unrealized gain (loss)................      0.31       (0.72)      (1.55)       0.60        0.91
                                                             --------    --------    --------    --------    --------
Total income (loss) from investment operations.............      1.59        0.61       (0.21)       1.95        2.28
                                                             --------    --------    --------    --------    --------
Dividends from net investment income.......................     (1.32)      (1.34)      (1.32)      (1.32)      (1.32)
                                                             --------    --------    --------    --------    --------
Anti-dilutive effect of acquiring treasury shares..........     --           0.05       --           0.01        0.02
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  17.10    $  16.83    $  17.51    $  19.04      $18.40
                                                             ========    ========    ========    ========    ========
Market value, end of period................................  $  17.00    $  16.06    $  16.31    $  17.75    $ 16.688
                                                             ========    ========    ========    ========    ========
Total Return+..............................................     14.07%       7.17%      (1.04)%     14.75%      14.06%
Ratios to Average Net Assets:
Expenses...................................................      0.67%       0.65%       0.66%       0.65%       0.65%
Net investment income......................................      7.53%       7.89%       7.39%       7.19%       7.69%
Supplemental Data:
Net assets, end of period, in thousands....................  $194,863    $192,131    $206,782    $225,583    $219,759
Portfolio turnover rate....................................       105%         26%         38%         42%         63%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Income Securities Inc.
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Income Securities Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 9, 2001

      --------------------------------------------------------------------

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Fund's ordinary income dividends paid during the fiscal year ended September 30, 2001, 4.21% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Dean Witter Income Securities Inc.
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE

On February 21, 2001, the Directors of the Fund approved an investment policy whereby the Fund would be permitted to invest, to a limited extent, in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans which have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Like mortgage-backed securities, asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

In February 2001, Angelo Manioudakis and Charles Moon were named the primary portfolio managers of the Fund. Mr. Manioudakis is a Principal of Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager, and Morgan Stanley Investments LP, (formerly Miller Anderson Sherrard, LLP), an affiliate of the Investment Manager. He has been managing portfolios for Morgan Stanley Investments and its investment advisory affiliates for more than five years. Mr. Moon is a Vice President of the Investment Manager and Morgan Stanley Investments (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993 - 1999).

DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Angelo G. Manioudakis
Vice President

Charles Moon
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
DEAN WITTER
INCOME SECURITIES INC.

Annual Report
September 30, 2001